UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 27, 2015

Date of Report (Date of earliest event reported)

Summer Infant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33346	20-1994619
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

1275 Park East Drive

Woonsocket, Rhode Island 02895

(Address of principal executive offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 27, 2015, Kenneth Price, President of Global Sales & Marketing of Summer Infant, Inc. (the “Company”), is no longer employed by the Company.

Item 8.01              Other Events.

On May 27, 2015, the Company filed a complaint against Carol E. Bramson, Annamaria Dooley, Kenneth N. Price, Carson J. Darling, Dulcie M. Madden, and Bruce Work in the United States District Court for the District of Rhode Island.  The complaint alleges theft and misappropriation of the Company’s confidential and proprietary trade secrets, intellectual property, and business, branding and marketing strategies.  Ms. Bramson is a current member of the Company’s Board of Directors and the Company’s former Chief Executive Officer, and Ms. Dooley is the Company’s former Senior Vice President of Product Development.  As set forth in Item 5.02 above, until May 27, 2015, Mr. Price held the position of President of Global Sales & Marketing of the Company.  Mr. Darling and Ms. Madden are employees of Rest Devices, Inc., a consultant to the Company.

The complaint alleges violation of trade secrets, misappropriation of confidential information, breaches of fiduciary duties by Mmes. Bramson and Dooley and Mr. Price, conversion, breaches of contract by Mmes. Bramson and Dooley and Mr. Price, tortious interference with employment agreements, consulting agreements, and prospective business relations, unjust enrichment and other related claims, and seeks injunctive relief, return of the Company’s confidential and proprietary information, as well as other relief including compensatory damages.  A copy of the redacted complaint as filed with the United States District Court for the District of Rhode Island is attached as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

99.1

Redacted Complaint filed by Summer Infant, Inc. on May 27, 2015 against Carol E. Bramson, Annamaria Dooley, Kenneth N. Price, Carson J. Darling, Dulcie M. Madden, and Bruce Work in the United States District Court for the District of Rhode Island.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 28, 2015	By:	/s/ Robert Stebenne
	Name:	Robert Stebenne
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1

Redacted Complaint filed by Summer Infant, Inc. on May 27, 2015 against Carol E. Bramson, Annamaria Dooley, Kenneth N. Price, Carson J. Darling, Dulcie M. Madden, and Bruce Work in the United States District Court for the District of Rhode Island.